Exhibit 10.20

Certain identified information has been excluded from this exhibit pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act of 1933, as amended, because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Katmandu Park Punta Cana

AMENDMENT NO. 1 to

HOUSE QUEST ATTRACTION HARDWARE SALES AGREEMENT

between

Sierra Parima, S.A.S.

and

Falcon’s Treehouse National, LLC

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This Amendment No. 1 (“Amendment”), which shall be effective as of the 28th day of April 2021 (“Effective Date”), is entered into by and between SIERRA PARIMA, S.A.S., commercial company organized and existing under the laws of the Dominican Republic, registered in the National Taxpayers Registry (RNC) under the number[***], domiciled at the administrative offices of Avenida Barceló s/n., Higüey municipality, La Altagracia province, Dominican Republic, duly represented for the purposes of this act by SAMUEL JORGE BELLO LIGHTBOURNE, of legal age, bearer of the Dominican ID [***], domiciled for these purposes at the same address (“Buyer”), and FALCON’S TREEHOUSE NATIONAL, LLC, commercial company organized and existing under the laws of Florida (registered number: L06000122450), domiciled and having its registered office at 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835, duly represented for purposes of this act by CECIL D. MAGPURI of legal age, bearer of U.S. passport number [***], domiciled at the administrative offices of 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835 (“Seller”).

Background:

WHEREAS on the 20th day of June 2022, Buyer and Seller entered into an Attraction Hardware Sales Agreement, which was effective as of the 28th day of April 2021, under which Buyer agreed to purchase various hardware (“Contract”) to be supplied by Seller at the Katmandu Park located in Punta Cana, Dominican Republic (“Site”) in the House Quest attraction (“Attraction”) at the Site;

WHEREAS the parties wish to amend the Contract to include the sale by Seller to Buyer of additional components, including media and audio production items, (“Additional Components”) to be utilized within the Attraction in order for the Attraction to operate effectively, as set forth in more detail within this Amendment;

NOW, THEREFORE, for just consideration, the sufficiency of which is acknowledged by each party hereto, and subject to the mutual terms and conditions set forth below and those included within the Contract, each party, intending to be legally bound hereby, agrees as follows:

A. The following text shall be added to the Contract at Appendix B1: Scope of Work:

MEDIA PRE-PRODUCTION DELIVERABLES

Seller shall provide the following as part of the media & audio pre-production:

●	Create framework to produce the media and audio content by developing storyboards, reference art, and descriptions.

●	Develop preliminary scripts for voice narration and audio.

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●	Provide all personnel, equipment, and logistics necessary to accomplish the design and development, associated with the pre-production of the media content.

DELIVERABLE	Draft Media Pre-Production	Final Media Pre-Production
Script	Preliminary	Refined w/ Client comments integrated
Black and White Storyboards	Preliminary	Refined w/ Client comments integrated
Production Key Color Art	Preliminary	Refined w/ Client comments integrated
Technical Breakdown of Story Beats	Preliminary	Refined w/ Client comments integrated
Storyboard Animatic	N/A	Final

All Additional Components will be delivered by physical means as agreed by the Parties at the time of the delivery.

B. The following text shall be added to the Contract at Appendix B2: Scope of Work:

MEDIA & AUDIO & INTERACTIVE PRODUCTION

This Scope of Work is for the development of the media, audio and interactives for the Quest attraction which includes digital media content, audio content, and software development per the specifications outlined in the media matrices that follow.

The media, audio, and interactive content described is designed to be a comprehensive description of the content necessary from entry to exit for the specified Attraction. Seller will produce the media, audio, and interactive content at specified durations and resolutions as further defined in the Media Matrix herein, with minor adjustments as necessary if there are design or other alterations, revisions or versions to the script or facility that would influence content as compared to the details attached herein. Any such adjustments, either as reductions or additions, would be reflected in a Change Order signed by both parties. All personnel, equipment, and logistics necessary to accomplish the design, production, execution, encoding, programming, and testing associated with each media, audio, and interactive piece will be provided by Seller.

The Seller will provide the sound design, music composition, and studio mixing for the audio content with durations as further defined in the Media Matrix herein, including any sound effects as required by the creative intent. All dialogue or narration will be delivered in English as the primary language. Addition of Spanish language overlay is to be determined. Seller will provide on-site mixing and sound design.

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MEDIA & AUDIO & INTERACTIVE PRODUCTION DELIVERABLES

Seller shall provide the following as part of the media & audio production

●	Provide media and audio with maximum durations and resolutions as defined in the Media Matrix herein.

●	Provide all personnel, equipment, and logistics necessary to accomplish the design, production, execution, encoding, installation, programming, and testing associated with the production of the media content.

●	Write, procure, program and/or test any required software and/or code necessary to generate the content.

●	Procure appropriate rights usage licenses for any existing content and delivery systems that will be utilized in the final experience.

●	Generate film content at a frame rate as defined in the Media Matrix herein.

●	Provide CG Pre-visualization media and audio deliverable which includes a 1920 x 1080 resolution “playblast” edit with rough blocking and timing of the CG camera, animation, and venue in a low detail CG environment. This also includes placeholders and low detail CG models of main characters and props. Edits include existing placeholder footage and placeholders for any new live action footage that will need to be captured. Audio includes placeholder dialogue, preliminary sound effects, and placeholder music.

●	Provide Preliminary Composite media and audio deliverable which includes a 1920 x 1080 resolution preliminary render with final blocking and timing of the CG camera, animation, and venue in a medium detail CG environment. This also includes various levels of texture and shading detail for CG assets including characters and props. Edits include existing preliminary footage and preliminary implementation for any new live action footage that has been captured. Audio includes preliminary dialogue, progression of sound effects, and preliminary music score.

●	Provide First Gold Candidate media and audio deliverable which includes fully rendered media mapped for projection output and audio mix for testing and programming in the Project venue. This includes full color renders with finalized CG camera and animation with lip-sync to final voice talent, and progression of CG lighting and compositing with preliminary implementation of dynamic FX in a high detail environment. Audio includes refined dialogue with final talent, final sound effects, and final score for on-site mixing.

●	Provide Final Gold media and audio deliverable that includes the final version of all media and audio with First Gold comments integrated. The Final Gold will contain a watermark. Upon Producer’s receipt of payment for the Final Gold Delivery milestone, Producer will remove the watermark and resend the submission.

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Seller shall perform the following as part of the interactive production:

●	Provide interactive media and audio with maximum durations and resolutions as defined in the Media Matrix herein.

●	Provide all personnel, equipment, and logistics necessary to accomplish the design, production, execution, encoding, programming, and testing associated with the production of the interactive content.

●	Write, procure, program and/or test any required software and/or code necessary to generate the content.

●	Procure appropriate rights usage licenses for any existing content that will be utilized in the final experience.

●	Participate in the integration/coordination efforts between all associated Project professionals as they relate to the interactive production services.

●	Generate interactive content at a frame rate as defined in the Media Matrix in herein.

●	Provide Alpha (Pre-visualization milestone) interactive deliverable that includes an in-depth user experience diagram and Wireframes. This also includes mock-up stills of the interactive simulating the guest interface and flow through the digital content.

●	Provide Beta (Preliminary Composite milestone) interactive deliverable that includes an active navigable prototype to allow for testing of the interface. The prototype demonstrates all key functionality for the user experience. This also includes any preliminary CGI and audio developments.

●	Provide First Gold Candidate interactive deliverable that includes a complete version that incorporates all key functionality including final assets (e.g. video, photos, music, fonts, etc.) for final review. Audio includes refined dialogue with final talent, final sound effects, and final score for on-site mixing. a progression to the CGI and audio developments.

●	Provide Final Gold interactive deliverable that includes the final version of interactives with First Gold comments integrated. The Final Gold will contain a watermark. Upon Producer’s receipt of payment for the Final Gold Delivery milestone, Producer will remove the watermark and resend the submission.

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Media and Audio Production Deliverables

DELIVERABLE	CG PRE- VISUALIZTOIN	PRELIMINARY COMPOSITE	FIRST GOLD CANDIDATE	FINAL GOLD CANDIDATE
CGI Modeling	Placeholder	Preliminary	Progression	Final
CGI Animation	Placeholder	Preliminary	Progression	Final
CGI Lighting	n/a	Preliminary	Progression	Final
CGI Effects	n/a	n/a	Placeholder	Final
Edit	Placeholder	Preliminary	Progression	Final
Audio	Placeholder	Placeholder	Final Record	Final Mix

Interactive Production Deliverables

DELIVERABLE	ALPHA	BETA	FIRST GOLD CANDIDATE	FINAL GOLD CANDIDATE
Interactive Wireframe Flow Diagram	Preliminary	Progression	Final	Final
Interactive UI/UX	Preliminary	Progression	Final	Final
Interactive Functionality	n/a	Prototype	Progression	Final
CGI Modeling	Placeholder	Preliminary	Progression	Final
CGI Animation	Placeholder	Preliminary	Progression	Final
CGI Lighting	n/a	Preliminary	Progression	Final
CGI Effects	n/a	Preliminary	Progression	Final
Audio	Placeholder	Preliminary	Final Record	Final Mix

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MEDIA MATRIX

QUEST WALKTHROUGH
AREA	DESCRIPTION	MEDIA TYPE	MEDIA DURATION	RESOLUTION FRAMERATE	2D/3D	AUDIO TYPE	AUDIO DURATION
Queue	BGM	N/A				Dialogue, FX, Music	12:00
Vortex	BGM/SFX	N/A				FX, Music	2:00
Portrait Gallery #1	Load Loops	CGI & Motion Graphics	0.45 (0:15 x3)	HD 60fps	2D	Dialogue, FX, Music	0:45
	Show	CGI & Motion Graphics	1:30	HD 60fps	2D	Dialogue, FX, Music	1:30
Safety Bunker	Load	N/A				Dialogue, FX, Music	0:45
	Audio	N/A				Dialogue, FX, Music	0:45
Portrait Gallery #2	Load	CGI & Motion Graphics	0.45 (0:15 x3)	HD 60fps x4 Screens	2D	Dialogue, FX, Music	0:45
	Show	CGI & Motion Graphics	1:30	HD 60fps x4 Screens	2D	Dialogue, FX, Music	1:30
Scene 1	Load	Real-time CGI & Motion Graphics	0:45	HD 60fps x4 Screens	2D	Dialogue, FX, Music	0:45
	Interactive #1	Real-time CGI & Motion Graphics	1:30	HD 60fps x4 Screens	2D	Dialogue, FX, Music	1:30
Scene 2	Load	Real-time CGI & Motion Graphics	0:45	HD 60fps x4 Screens	2D	Dialogue, FX, Music	0:45
	Interactive #2	Real-time CGI & Motion Graphics	1:30	HD 60fps x4 Screens	2D	Dialogue, FX, Music	1:30
Scene 3	Load	Real-time CGI & Motion Graphics	0:45	HD 60fps x4 Screens	2D	Dialogue, FX, Music	0:45
	Interactive #3	Real-time CGI & Motion Graphics	1:30	HD 60fps x4 Screens	2D	Dialogue, FX, Music	1:30
Scene 4	Load	Real-time CGI & Motion Graphics	0:45	HD 60fps x4 Screens	2D	Dialogue, FX, Music	0:45
	Interactive #4	Real-time CGI & Motion Graphics	1:30	HD 60fps x4 Screens	2D	Dialogue, FX, Music	1:30
Portrait Gallery #3	Load	CGI & Motion Graphics	0:45	HD 60fps x4 Screens	2D	Dialogue, FX, Music	0:45
	Show	CGI & Motion Graphics	1:30	HD 60fps x4 Screens	2D	Dialogue, FX, Music	1:30
Vestibule & Mirror Maze	Interactive Scoreboard	Motion Graphics	~2:45	HD 60fps	2D	Dialogue, FX	0:15
	BGM	N/A				Music	3:00
Laboratory	BGM	N/A				Music	20:00
	Yeti Chat Interactive	Real-time CGI & Motion Graphics	~2:00	HD 60fps	2D	Dialogue, FX	~2:00
	Character Puppeteer	Real-time CGI & Motion Graphics	~2:00	HD 60fps	2D	Dialogue, FX	~2:00
	Musical Hopscotch	Real-time CGI & Motion Graphics	~2:00	HD 60fps	2D	FX	~2:00
	Falcons Vision® AR Binoculars	Real-time CGI & Motion Graphics	~2:00	HD 60fps	3D	Dialogue, FX	~2:00
	Interactive Welcome Messages	CGI & Motion Graphics	3:00 (0:15 x 12)	HD 30fps	2D	Dialogue, FX	~3:00

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All Additional Components will be delivered by physical means as agreed by the Parties at the time of the delivery.

C. The content and text within the Contract at Appendix C: Purchase Price shall be modified as follows:

1. The table under the first paragraph shall be deleted in its entirety and replaced with the following:

Scope of Service	Purchase Price (USD)
Hardware/Equipment & PM	$	[***]
Media Content	$	[***]
Total Purchase Price	$	[***]

2. The table set forth below shall be added as a new table under the “Payment Terms” section, which shall be added under the first currently existing table under that section:

Media Content	Fee in USD		% of Total
Advance payment (not later than October 31, 2020; received)	$	[***]	[***]	%
Prior to Kickoff of Media Production	$	[***]	[***]	%
Pre-Vis/Alpha Complete	$	[***]	[***]	%
Prelim Composite/Beta Complete	$	[***]	[***]	%
1st Gold Candidate	$	[***]	[***]	%
Final Media Complete	$	[***]	[***]	%
Total	$	[***]	100%

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3. The schedule set forth below shall be added to Appendix E: Project Schedule:

Media Schedule

Task/Milestone	Duration
Payment - Deposit	October 31, 2020 (received)
Pre-Production	2.5 months (January 15, 2021)
Invoice Date – Advanced billing of Prior to Kickoff of Media Production	(January 15, 2021)
Payment Due – Prior to Kickoff of Media Production	Due upon of Notice to Proceed from Buyer
Invoice Date – Advanced billing of Pre-Visualization	July 2021
Pre-visualization/Alpha	3 months
Payment Due – Completion of Pre-Visualization	Aug 2021
Invoice Date – Advanced billing of Prelim Composite Complete	Oct 2021
Preliminary Composite/Beta	3 months
Payment Due – Completion of Prelim Composite	Nov 2021
Invoice Date – Advanced billing of 1st Gold Candidate	Jan 2021
First Gold Candidate	3 months
Payment Due – Completion 1st Gold Candidate	Feb 2022
Invoice Date – Advanced billing of Final Media Complete	Apr 2022
Programming & Final Media*	3 month
Payment Due – Completion	May 2022
Total Duration until handover	19 months

*	The Final Gold milestone will contain a watermark. Upon Seller’s receipt of payment for the undisputed portion of the invoice for the Final Gold Delivery milestone, Seller will remove the watermark and resend the submission to Buyer.

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4. The table set forth in the Contract at Appendix G: Interactive Rom Breakdown shall be deleted in its entirety and replaced with the following:

Appendix G: Interactives Rom Breakdown

Bid
Design & Project Management	$	[***]
Sub Total	$	[***]

Walk Thorough - Scenic	$	[***]
Walk Thorough - Lighting	$	[***]
Walk Thorough - Hardware (A/V, SFX, SAE)	$	[***]
Walk Thorough - Media Content	$	[***]
Sub Total	$	[***]

Laboratory - Scenic	$	[***]
Laboratory - Lighting	$	[***]
Laboratory - Interactives Hardware (A/V, SFX, SAE)	$	[***]
Laboratory - Interactive Content	$	[***]
Sub Total	$	[***]

House Total	$	[***]

Except as modified in this Amendment, the terms and conditions of the Contract remain in full force and effect.

[Signatures on Following Page]

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IN WITNESS WHEREOF, intending to be bound by the terms and conditions contained herein, each party hereto has below, through its authorized representative, executes this Amendment.

SIERRA PARIMA, S.A.S.		FALCON’S TREEHOUSE NATIONAL, LLC

By:	/s/ Mark M. Hoddinott	By:	/s/ L. Scott Demerau
Name:	Mark M. Hoddinott	Name:	L. Scott Demerau
Title:	Proxy	Title:	Executive Chairman

Date:	05/09/2023	Date:	05/09/2023